Investor Day 2026 November 11 Focused on what the future demands

32026 KBR Investor Day Welcome Rachael Goldwait Vice President, Investor Relations

4 On September 24, 2025, KBR, Inc. (“KBR”) announced its strategic intention to spin off its Mission Technology Solutions segment to create a separate, publicly traded company, Trinzic, Inc. (“Trinzic”). The spin-off is currently targeted to be completed in January 2027, subject to final approval by KBR's board of directors and other customary conditions. References in this presentation to “KBR” or “we” refer to the KBR business following the completion of the spin-off, comprising KBR's Sustainable Technology Solutions segment. Forward-Looking Statements This presentation contains forward-looking statements regarding our plans, including the proposed separation of Trinzic into an independent, publicly traded company, and our objectives, goals, strategies, investments, capital deployment, risk profile, program activity, backlog information, returns, capital requirements, future events, future financial performance, future demand expectations and other information that is not historical. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “potential,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “targets” or future or conditional verbs such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that are difficult to predict, and which could cause actual results to differ materially from the forward-looking statements contained in this presentation. Our most recently filed Annual Report on Form 10-K, any subsequent Form 10-Qs and 8-Ks and other U.S. Securities and Exchange Commission filings discuss some of the important risk factors that the company has identified that may affect its business, results of operations and financial condition. The medium-term targets presented herein reflect our current objectives and do not constitute guidance. Forward-looking statements, including these targets, are not guarantees of future performance, and our actual results and future developments may differ materially and adversely from those expressed or implied by such statements. We caution you not to place undue reliance on the forward-looking statements included in this presentation, which speak only as of the date hereof. We disclaim any intent or obligation, except as required by law, to revise or update publicly any forward-looking statements for any reason. Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures. Because not all companies calculate non-GAAP financial measures identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Further, such non-GAAP financial information should not be considered superior to, as a substitute for or as an alternative to the historical financial information of the company, if any, prepared in accordance with GAAP. Please refer to the Appendix for definitions and reconciliations of non-GAAP financial information to the nearest GAAP measure. The company does not provide reconciliations of non-GAAP financial information to the most comparable GAAP financial measure on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, capital expenditures and acquisition-related expenses without unreasonable effort, which could be material to the company’s results computed in accordance with GAAP. Disclosures 2026 KBR Investor Day

5 Agenda 2026 KBR Investor Day KBR’s strategy and our repeatable growth engine Stuart Bradie | Chair of the Board, President and Chief Executive Officer Medium-term financial framework Shad Evans | Chief Financial Officer Early access Greg Conlon | Chief Digital and Development Officer Customer platforms Jay Ibrahim | President, Growth Scalable execution Paul Baillie | Chief Operating Officer Closing remarks Stuart Bradie | Chair of the Board, President and Chief Executive Officer Break and Q&A

6

72026 KBR Investor Day KBR’s strategy and our repeatable growth engine Stuart Bradie Chair of the Board, President and Chief Executive Officer

8 KBR is built for durable, profitable growth Structurally attractive business built for durable growth Strategic focus through separation Value creation across the customer lifecycle Repeatable growth model converting demand into earnings and cash 2026 KBR Investor Day Woodside NWS Plant, Australia

9 Structural change increases demand for KBR’s expertise 2026 KBR Investor Day Greater complexity increases the value of an integrated technology and delivery partner Customers need partners who can before technology and scope are fixed Shape critical investments at industrial scale Deploy complex solutions throughout the asset life cycle Improve performance Energy security and transition Food and fertilizer securityInfrastructure productivity and resilience

10 Our transformation has delivered a proven growth track record 2026 KBR Investor Day 2021 2022–2023 2024–2026 RESET BUILD SCALE NEXT STEP STRATEGIC FOCUS Adj. EBITDA1 22% 15% Revenue 15% Figures reflect Sustainable Technology Solutions (STS) segment results. A more diversified portfolio and repeatable growth model have delivered through multiple market cycles

11 Separation will align leadership and capital behind growth 2026 KBR Investor Day AFTER | ONE FOCUSED GROWTH STRATEGY Technology and services that help customers shape investments, deliver projects and improve operations BEFORE | TWO DISTINCT BUSINESSES Different customers, strategic priorities and capital needs within one portfolio Sustainable Tech Mission Tech Shared capital + leadership attention Repeatable growth engine Early customer engagement, deeper relationships and scalable execution Dedicated leadership Leadership focused on one business and its growth priorities Capital aligned to strategy Capital focused on the business’s highest-return opportunities Clear investment identity Distinct markets, financial profile and clear growth priorities

KBR at a glance

A focused growth company with differentiated technology, strong customer relationships and consistent cash generation

SCALE AND FINANCIAL PROFILE

~$2.9B
2026E Revenue

~15%
2021–2026E Revenue CAGR

1.5x
TTM 3Q'26 BTB[10]

16,000+
Employees

50+
Countries served

>75%
Repeat business[3]

REVENUE VISIBILITY

$5.8B backlog



$1.6B
$4.2B

67% **Customer CAPEX**
New assets, expansions and modernization
Includes $0.2B JV backlog

33% **Customer OPEX**
Reliability, optimization and performance
Includes $1.4B JV backlog

Backlog[11] as of 3Q'26 Proportionate share of unconsolidated JV backlog

KBR
2026 KBR Investor Day 12

Well positioned in markets with structural tailwinds







	Energy	Industrial and critical infrastructure	Food and agriculture
Market SAM[4]	$300B+	$250B+	$75B+
KBR Estimated Global CAGR[4]	>5-6%	>6-7%	>3-5%
Additional investment drivers	**Supply growth and production replacement** Investment to meet demand and offset natural production decline	**Modernization and outsourcing** Digital, AI and external expertise improve asset performance	**Regional supply and resilience** Investment in domestic capacity and secure supply chains
Exposure to higher-growth geographies	South America and Wider Middle East and Africa		

$625B+ addressable market, with KBR positioned in higher-growth technologies, geographies and customer investment programs

KBR

2026 KBR Investor Day 13

14 KBR creates value across customer investment life cycle 2026 KBR Investor Day TECHNOLOGY AND CONSULTING Better customer outcomes deepen KBR’s role and create follow-on growth Shape the investment • Model technical and economic outcomes • Select and integrate technologies • Optimize capital before scope is fixed Higher-margin revenue CUSTOMER CAPEX Deliver the investment • Digitally-enabled engineering • Technology-led integration • Program and delivery management CUSTOMER OPEX Improve the asset • Connected data and digital monitoring • Reliability and optimization services • Applied AI and performance improvement Earnings at scale Recurring revenue Digital capabilities across investment cycle

KBR's model for repeatable, profitable growth


Scalable Execution
Early Access
Customer Platforms
KBR
Repeatable Growth Engine

01	Early Access	**Shape decisions before technology and scope are fixed, positioning KBR for follow-on work**	~30% of revenue from advisory, technical consulting and technology in 2026E
02	Customer Platforms	**Expand relationships across services, assets, markets and investment cycles**	>75% of revenue from existing customers[3]
03	Scalable Execution	**Apply global resources, proven designs and common systems to deliver more work consistently and profitably**	~15% revenue and adjusted EBITDA[1] CAGR since 2021, excluding LNG JV[2]

Expanding customer wallet share through demonstrated end-to-end value creation

KBR
2026 KBR Investor Day 15

162026 KBR Investor Day Shad Evans Chief Financial Officer FINANCIAL FRAMEWORK 20+ years in finance and operating leadership KBR since 2018 Greg Conlon Chief Digital and Development Officer EARLY ACCESS 25+ years in engineering, technology and development KBR since 2016 Jay Ibrahim President, Growth CUSTOMER PLATFORMS 30+ years across engineering, growth and operations KBR since 2015 Paul Baillie Chief Operating Officer SCALABLE EXECUTION 30+ years in global operations and project execution KBR since 2018 Today’s speakers

172026 KBR Investor Day Financial framework and medium-term outlook Shad Evans Chief Financial Officer

18 A financial framework for shareholder returns 2026 KBR Investor DayFinancial Framework | Early Access | Customer Platforms | Scalable Execution Skikda LNG plant, Algeria Medium-term targets Organic growth Earnings baseline Cash conversion Capital discipline

Our medium-term financial targets

METRIC	MEDIUM-TERM TARGET
Organic revenue CAGR[5] *2026E–2029E, excluding megaprojects*	10%+
Adj. EBITDA[1] margin *2027E-2029E; includes recurring JV adjusted EBITDA[6]*	12%+
Free cash flow conversion[7] *2027E-2029E*	85%+

Key assumptions

- Excludes future capital deployment
- Excludes megaprojects with more than $1B of KBR scope
- Includes recurring unconsolidated JV EBITDA[6]



KBR Purifier™ Ammonia Technology, Egypt

KBR

Financial Framework | Early Access | Customer Platforms | Scalable Execution

2026 KBR Investor Day 19

How KBR plans to deliver 10%+ organic growth

Revenue

10%+ CAGR[5]


~$2.90B
~$3.85B
Scalable Execution
Early Access
Customer Platforms
KBR
Repeatable Growth Engine
2026E
2029E

Figures reflect approximate midpoints.



Go where growth is

Win new customers and establish local platforms in priority geographies



Grow share of customer spend

Expand across services, assets and the full investment lifecycle



Scale technology and expertise

Apply proven technology and delivery models across more projects



Backlog and bookings assumptions

~80% of $4.2B backlog converts to revenue by 2029E
~1.1–1.2x BTB[10] assuming 24- to 30-month conversion

KBR
Financial Framework | Early Access | Customer Platforms | Scalable Execution
2026 KBR Investor Day 20

Establishing the standalone earnings baseline

2026E-2027E Earnings Bridge

Adjusted EBITDA[1]


ESTABLISH THE POST-SPIN BASELINE
BUILD TO STANDALONE ECONOMICS
~$550M
~14.0%
Excl. megaprojects
Corporate cost allocation
Pension transfer
~$425M
~10.0%
Excl. megaprojects
LNG normalization
Underlying growth
Standalone cost savings
>$425M
~12.0%
Excl. megaprojects
2026E
STS Segment
2026E
Accounting Baseline
2027E
KBR
LNG JV
Remaining core business

Figures reflect approximate midpoints. 2026E standalone baseline reflects discontinued operations accounting and includes corporate costs that are not representative of KBR's expected standalone cost structure.

Medium-term margin framework 2027E-2029E

12%+

Adjusted EBITDA[1] margin

Excludes megaproject upside

KBR

Financial Framework | Early Access | Customer Platforms | Scalable Execution

2026 KBR Investor Day 21

A business model built for margin expansion

Medium-term margin framework 2027E-2029E

12%+

Adjusted EBITDA[1] margin

Excludes megaproject upside

Higher value mix

More value per dollar of revenue

- Grow technology and IP
- Expand advisory and early-stage work

Delivery productivity

More output from existing capability

- Standardize proven designs and methods
- Scale digital and AI

Scale efficiently

Grow faster than the cost base

- Leverage global delivery
- Grow with limited incremental cost

Additional pathways to margin expansion

CORE MARGIN ACCELERATORS		BREAKOUT OPPORTUNITIES	
Digital + AI solutions	New technology offerings	Strategic M&A	Megaprojects

KBR

Financial Framework | Early Access | Customer Platforms | Scalable Execution

2026 KBR Investor Day 22

23 ~$2.5B ~$0.8B ~$0.4B Gross debt At separation Post-monetization Debt reduction creates capacity for disciplined growth 2026 KBR Investor Day Expected debt profile Investment capacity within a disciplined leverage framework ~1.5x Following retained stake monetization <2.5x Target net leverage8 including M&A deployment Financial Framework | Early Access | Customer Platforms | Scalable Execution Separation dividend and excess cash Retained stake monetization <2x Net leverage8 <1x Net leverage8 Incremental leverage capacity

24 • Build proprietary capabilities, technology and IP • Form alliances and co-development partnerships • Invest selectively in emerging technologies and ventures • Scale proven capabilities across the business • Add consulting, technology and digital capabilities • Expand into adjacent markets and services • Accelerate growth in priority end markets • Share repurchases • Evaluate potential dividend 1 to 2 years following separation Capital allocation priorities 2026 KBR Investor DayFinancial Framework | Early Access | Customer Platforms | Scalable Execution 01 Invest in core business 02 Strategic M&A 03 Return capital

25 Disciplined M&A strategy to strengthen the growth engine 2026 KBR Investor Day Strengthen Early Access Advisory, consulting, digital technology and decision intelligence • Strategic fit Priority acquisition areas Financial Framework | Early Access | Customer Platforms | Scalable Execution Mura Technology Process Structure, U.K. 1 Expand Customer Platforms Enhance Scalable Execution Broader services, customer access and local market presence Specialist talent and digital delivery capabilities 2 3 Investment criteria Strengthens a competitive advantage • Growth quality Differentiated capability + customer access • Financial returns Margins, cash generation + return requirements • Executability Integration plan + leverage discipline

Financial framework for shareholder returns

ORGANIC GROWTH

10%+

Organic revenue CAGR[5]
2026E–2029E

Excludes megaprojects

Backlog visibility and customer expansion

EARNINGS QUALITY

12%+

Adj. EBITDA[1] margin
2027E-2029E

Higher-value scope and recurring JV earnings

CASH GENERATION

85%+

Free cash flow conversion[7]
2027E-2029E

Strong earnings conversion to cash

CAPITAL DISCIPLINE

<2.5x

Target net leverage[8]

Core investment, M&A and shareholder returns

KBR
Financial Framework | Early Access | Customer Platforms | Scalable Execution
2026 KBR Investor Day 26

272026 KBR Investor Day Shaping decisions and creating opportunity Greg Conlon Chief Digital and Development Officer EARLY ACCESS

28 How KBR earns early access 2026 KBR Investor Day Credibility earns access. Trust brings us in early. Decision intelligence helps us shape what comes next. Financial Framework | Early Access | Customer Platforms | Scalable Execution Deep expertise Technology, engineering and operating knowledge Real-world experience Understanding what works safely, reliably and economically at scale Trusted judgment Intelligence that informs critical decisions before scope is defined

Early access creates a compounding knowledge advantage

Knowledge built across decades

100+ years
delivering complex projects, including successful first-of-a-kind plants

500+
Technology deployments

200+
Operating assets supported



In Salah Plant, Algeria

How KBR turns expertise into advantage

Learn
Capture insight from technologies, projects and operating assets

Apply earlier
Use accumulated knowledge to shape needs, evaluate options and inform decisions before scope is fixed

Strengthen what comes next
Each engagement strengthens the knowledge we bring to the next

Positioned upstream


30%

of KBR revenue from advisory, technical consulting and technology in 2026E

Earlier involvement improves today's decisions and strengthens our advantage for what comes next

KBR

Financial Framework | Early Access | Customer Platforms | Scalable Execution

2026 KBR Investor Day 29

30 Earlier roleCustomer challenge Turning emerging needs into opportunities 2026 KBR Investor Day Knowledge advantage Expertise and insight built across decades Shape solutions and create follow-on growth Financial Framework | Early Access | Customer Platforms | Scalable Execution EARLY ACCESS Engage before the solution is defined Commercial opportunity Technology Engineering Operating Early access creates scalable, capital-light growth opportunities PureSAF® Technology at industrial scale PROVE H2ACTSM Emerging hydrogen opportunity SCALE FPSOs Repeatable design INDUSTRIALIZE

Indorama: Customer insight creates a scalable product opportunity


INSITE 3.0
POWERED BY ORBITAL

One customer need creates a repeatable opportunity across KBR's installed base

Established base
3 KBR ammonia trains

New product
INSITE® 3.0

Relevance through innovation

1. **Established relationship**
   20+ years with Indorama
2. **Emerging need**
   Improve operating performance
3. **New solution**
   KBR expertise + physics-based AI INSITE 3.0
4. **Scale**
   6 plants | 4 countries | Broader installed base

Indorama validates the product

- Strong operating results
- Positive customer feedback
- Deployed across multiple plants and geographies

Opportunity across KBR's installed base

- Extend INSITE 3.0 to existing customers
- Create repeatable, capital-light growth

"

It has exceeded my expectations. They have gone above and beyond the optimization models. This product will change the process industry significantly

Mr. Deepu Sivadas
Chief Technical Officer, Indorama

KBR

Financial Framework | Early Access | Customer Platforms | Scalable Execution

2026 KBR Investor Day 31

32

33 A repeatable model for creating and scaling AI-enabled offerings 2026 KBR Investor DayFinancial Framework | Early Access | Customer Platforms | Scalable Execution TOGETHER ENABLE Rapidly deployable solutions • Higher-value solutions • Rapid, repeatable deployment • New revenue opportunities Industrial expertise and customer insight • Identifies meaningful customer needs • Embeds proprietary process, engineering and operating knowledge Advanced industrial AI capabilities • World-leading industrial AI modeling and reasoning • Physics-based AI PROOF POINT One example of a broader model and opportunity with applications across process industries

Turning customer insight into repeatable capability

Where KBR sees a meaningful need, brings differentiated value and can create a repeatable opportunity

1 CUSTOMER INSIGHT

Identify needs before solutions take shape

Anticipate emerging customer needs through advisory relationships, installed base knowledge and operating data

2 BUILD / PARTNER / INVEST

Choose how to build capability

Build internally, partner with complementary technologies or invest selectively to develop new capabilities

3 REPEATABLE CAPABILITY

Develop solutions for multiple projects

Combine KBR expertise and new technology to meet recurring needs across customers, assets and markets

Multiple pathways to access and accelerate capability

50+ Alliance partners

20+ Pipeline investments

3+ Minority investments

New capabilities and partnerships keep KBR relevant to customers' next investment decisions

KBR

Financial Framework | Early Access | Customer Platforms | Scalable Execution

2026 KBR Investor Day 34

35 Value of early access 2026 KBR Investor DayFinancial Framework | Early Access | Customer Platforms | Scalable Execution See opportunities before scope is defined Shape solutions before competitive bidding Create follow-on opportunities across customers and assets Earlier visibility Greater influence Repeatable growth Early access turns customer insight into repeatable, capital-light growth

362026 KBR Investor Day Expanding relationships and growth opportunities Jay Ibrahim President, Growth CUSTOMER PLATFORMS

37 How KBR builds customer platforms Proven delivery and deep customer knowledge make KBR an increasingly valuable partner across the lifecycle Deepen customer relationships Long-standing local teams understand customer priorities and build trust Address the next customer need KBR’s expertise addresses customers’ evolving challenges and growth opportunities Earn a broader role Each successful project helps deepen engagements and create competitive advantages that compound over time Financial Framework | Early Access | Customer Platforms | Scalable Execution 2026 KBR Investor Day

38Financial Framework | Early Access | Customer Platforms | Scalable Execution 2026 KBR Investor Day Relationship advantage >70% Average length of top customer relationships Why KBR is well positioned to win 1 Defined customer investment plans Knowledge of priorities and opportunities 2 Deep customer understanding Local presence builds trust and understanding of customer needs Expertise aligned with customer needs Relevant technology and delivery capabilities for each opportunity Of pipeline from existing customers Trusted partner positioned to grow with the customer 20+ YEARS Opportunity set $54B Qualified pipeline9 ~5x Estimated revenue, 2027E–2029E Opportunities across customer investment cycle KBR’s qualified pipeline and customer advantage

39 Customer relationships expand access to more work Financial Framework | Early Access | Customer Platforms | Scalable Execution Expansion in action REPEAT PARTICIPATION: Successive investment cycles BROADER ACCESS: More services and programs Australian Water Authorities: Scope expansion $24M  $63M annual revenue Engineering  delivery  portfolio management  lifecycle $2.0B since 2008 Consulting, CAPEX and OPEX | Multi-decade platform Dupont and Chemours: Life cycle expansion $250M across 4 countries Azerbaijan, Iraq, U.S. and Libya TotalEnergies: Geographic expansion 2026 KBR Investor Day Project delivery Engineering | Project management | Delivery support Technology and advisory Feasibility | Engineering | Technology selection Lifecycle services Optimization | Upgrades | O&M support

ADNOC: Successful delivery strengthens customer relationship



Ghasha Concession, Abu Dhabi

Successful delivery on one assignment earned broader responsibility across ADNOC's investment portfolio

2017 initial FEED
~$0.4M

Cumulative awards
$1.3B+

Trust through delivery

1. **Initial engagement**
   Focused gas-metering FEED assignment opened the relationship in 2017
2. **Earning trust**
   Technical capability, local understanding and reliable delivery earned trust
3. **Broader programs**
   KBR's role expanded across gas, LNG, offshore and successive investments
4. **Portfolio responsibility**
   KBR now supports ADNOC's $100B asset project portfolio

ADNOC expands KBR's role

- 9+ year relationship
- Repeat awards across gas, LNG and offshore programs

Responsibility at scale

$100B+

ADNOC asset project portfolio now supported by KBR

“

KBR's valuable contribution during the FEED phase of the Ruwais NGL Train-5 Project is highly appreciated, particularly the team's technical expertise, collaborative approach, and commitment, which added significant value to the successful development of the project.

Mr. Jassem Al Hosani
Senior Project Manager, ADNOC

KBR

Financial Framework | Early Access | Customer Platforms | Scalable Execution

2026 KBR Investor Day 40

bp: Proven delivery opens opportunities in new geographies



Sangachal Terminal, Azerbaijan

Trust earned in one market opens access to the next geography, supported by teams across KBR

Initial pre-FEED
$2M

Cumulative awards
$500M+

Trust across geographies

1 Initial engagement

~$2M pre-FEED assignment established the starting point with bp

2 Broader role

Delivery expanded KBR's role in offshore and onshore developments, compression and terminals, and OPEX

3 New geographies

Caspian experience now supports work with bp in Iraq and Brazil

4 A durable platform

Teams across KBR carry proven capability into the next customer need bp expands KBR's role

- **15+ year relationship**
- **Repeat awards Caspian, Iraq and Brazil**

Global partner

- **Execution credibility expands KBR's role across bp's global investments**

bp and KBR have built a strong partnership from major developments in Azerbaijan and the Gulf of Mexico to projects in Africa, Europe and Iraq. The breadth of experience of successfully working together provide a strong foundation for continued collaboration as our industry evolves.

Cathal Kelly
VP of Brazil, bp

KBR

Financial Framework | Early Access | Customer Platforms | Scalable Execution

2026 KBR Investor Day 41

Iraq: Local focus builds a broad country platform



Majnoon Oilfield, Iraq

Local delivery creates foundation for repeat work across customers, supported by KBR's global expertise

2018 initial EPCM
$40M

Awards and pipeline
$700M+

Trust through local delivery

1 **Initial engagement**
~$40M EPCM engagement at Majnoon began the platform in 2018

2 **Local capability**
KBR built a local workforce and supply chain, backed by a delivery track record

3 **Repeat awards**
150+ EPCM and integrated facilities service orders expanded KBR's role

4 **A country platform**
Relationships now span 10+ core customers across Iraq's energy system

KBR's reach across Iraq

- 8+ year relationship
- Repeat awards across 10+ customers
- 2,000+ employees (70% local talent)

Country platform

- Local delivery credibility has made KBR a go-to project partner for Iraq

"

KBR continues to be a trusted partner, providing world-class consulting expertise that supports Iraq's strategic development objectives.

Dr. Maher Hammad Johan
Deputy Minister of Planning, Iraq

KBR

Financial Framework | Early Access | Customer Platforms | Scalable Execution

2026 KBR Investor Day 42

43 Customer platforms create multiple growth paths and repeat work across investment cycles Value of customer platforms 2026 KBR Investor Day Broader opportunities with customers Expansion into new geographies More customers within a market Financial Framework | Early Access | Customer Platforms | Scalable Execution Successful delivery earns broader responsibilities across a customer’s programs and assets Trust and proven capability in one market position KBR for work in new geographies Local capability and delivery credibility help KBR serve more customers within a market Oman LNG

442026 KBR Investor Day Scaling expertise for profitable growth Paul Baillie Chief Operating Officer SCALABLE EXECUTION

45 KBR scales delivery while maintaining quality, consistency and commercial discipline Local accountability, global expertise Proven knowledge applied again Technology- enabled efficiency 2026 KBR Investor DayFinancial Framework | Early Access | Customer Platforms | Scalable Execution Local teams own customer outcomes while drawing on specialist expertise and capacity across KBR Proven designs, methods and operating experience give each project an established starting point Connected systems and digital tools help teams apply expertise efficiently How KBR scales execution

46Financial Framework | Early Access | Customer Platforms | Scalable Execution Local ownership, global expertise and common controls enable consistent delivery and profitable growth 2026 KBR Investor Day Common controls ensure consistency • Project standards and risk reviews • Operational excellence Global expertise extends capability • Specialist expertise across KBR • Regional centers of excellence Local teams are accountable • Customer relationship and delivery • Ownership of billings and cash generation • Local ownership in U.S. • Specialist expertise from U.K. • Scalable capacity from India 1 2 3 • Common engineering standards and controls • Outcome: One of the two fastest greenfield LNG projects ever delivered (FID to first LNG in 30 months) Success Story: Plaquemines LNG One operating model 16,000+ people across 30 countries Global expertise, local accountability Global and local offices

47 We capture, connect and scale expertise across projects Capture and codify proven knowledge Make knowledge accessible Apply across more projects Digital tools and AI help teams apply knowledge efficiently; engineers retain professional judgment TECHNICAL EXPERTISE CONNECTED SYSTEMS PROFESSIONAL JUDGMENT Established engineering designs, operating experience and technical methods Knowledge libraries make proven designs and methods accessible to project teams Financial Framework | Early Access | Customer Platforms | Scalable Execution 2026 KBR Investor Day We turn proven knowledge into a repeatable advantage across projects

FPSOs: Scale and expertise create competitive advantage


Floating Production, Storage and Offloading (FPSO)

Digital connectivity allows expertise to be applied where it creates greatest value without adding customer complexity

6 FPSOs
Delivered through a common model

4 FPSOs
Further design and fabrication

How we scale

1. **Integrated delivery**
One team across Singapore and India

2. **Digital backbone**
Proven designs, data + methods

3. **Expertise scales**
Knowledge carries to the next project

Efficiency at scale

10% productivity improvement

- One customer interface
- 30% Singapore / 70% India delivery model
- Faster, more efficient execution

Competitive advantage

Repeat awards
with existing and new customers

- Proven expertise carries forward
- Faster delivery for customers
- Positions KBR for follow-on work

KBR
Financial Framework | Early Access | Customer Platforms | Scalable Execution
2026 KBR Investor Day 48

Ammonia: Proven designs support repeatable delivery



→ Ain Sokhna Ammonia Plant, Egypt

80+ years of ammonia technology and operating experience

Proven foundations

Designs | Equipment | Expertise

Proven technology and engineering know-how reduce execution risk

- Faster engineering deployment
- Lower execution risk
- Better operating performance

Multiple deployments



PAMPA
Argentina



SAN-7
Saudi Arabia

Two competitive awards built on the same proven foundation

- Adaptable across customers and regions
- Common foundation, tailored to customer needs
- Both producing 3,500 metric tons of ammonia per day

Expertise at scale

50% of global ammonia production
260+ projects worldwide

~6% lower energy consumption
World-leading efficiency

~6 years of continuous operation
World-leading reliability

Financial Framework | Early Access | Customer Platforms | Scalable Execution

2026 KBR Investor Day 49

50 Value of scalable execution 2026 KBR Investor DayFinancial Framework | Early Access | Customer Platforms | Scalable Execution Scalable execution supports growth, operating leverage and consistent project delivery Higher growth through scalable delivery models Improved margins through repeatable execution Consistent delivery through connected systems Global expertise and local accountability enable efficient scale Proven knowledge, repeatable designs and technology reduce reinvention and improve delivery efficiency Digital tools, shared data and common controls improve execution consistency as KBR scales Woodside LNG, Australia

512026 KBR Investor Day KBR investment thesis Stuart Bradie Chair of the Board, President and Chief Executive Officer

52 Structural demand supports sustained growth 2026 KBR Investor Day Technology and delivery expertise Shape investments Deploy complex solutions KBR is positioned where customers need to invest Energy security and transition Proprietary ammonia technology Proven designs Repeatable deployment Food and fertilizer security Lifecycle expertise Improve performance Extend asset life Infrastructure productivity and resilience WHY KBR

Focused. Repeatable. Profitable.

FOCUSED

Positioned in attractive markets

- Attractive markets
- Clear priorities
- Capital aligned to the highest-return opportunities

REPEATABLE

A growth engine that compounds

- Enter early
- Expand trusted customer relationships
- Scale expertise across more work



Scalable Execution
Early Access
Customer Platforms
KBR
Repeatable Growth Engine

PROFITABLE

Growth that converts to value

- Higher revenue
- Profitable growth
- Stronger cash conversion
- Disciplined leverage

ORGANIC GROWTH

10%+

Organic revenue CAGR[5] 2026E–2029E

Excludes megaprojects

EARNINGS QUALITY

12%+

Adjusted EBITDA[1] margin, 2027E-2029E

CASH GENERATION

85%+

Free cash flow conversion[7] 2027E-2029E

CAPITAL DISCIPLINE

<2.5x

Target net leverage[8]

A repeatable model designed to compound growth and create long-term shareholder value

KBR

2026 KBR Investor Day 53

Break 2026 KBR Investor Day 54

Q&A 2026 KBR Investor Day 55

56 Thank You for Joining 2026 KBR Investor Day

572026 KBR Investor Day Appendix

58 Build and expand capacity • Population growth and industrialization • Energy and food security • Infrastructure development • Local resilience CAPEX-led demand Middle East | South America | Africa Digitalize, modernize and improve existing assets OPEX and modernization CAPEX • AI- and data-enabled productivity • Reliability and life extension • Energy and operating efficiency • Lower-cost capacity expansion North America | Europe | Japan | Korea Growth through asset modernization and new capacity 2026 KBR Investor Day

A clearer profile built around durable revenue growth

GROWTH	QUALITY	CASH GENERATION	CAPITAL DISCIPLINE
Durable growth	Profitable growth	Cash-backed earnings	Investment capacity
10%+	**12%+**	**85%+**	**<2.5x**
Organic revenue CAGR[5] 2026E-2029E	Adj. EBITDA[1] margin 2027E-2029E	Free cash flow conversion[7] 2027E-2029E	Target net leverage[8]

PROVEN FOUNDATION ~15% revenue and adjusted EBITDA[1] CAGR since 2021, excluding the LNG JV[2]

RESULT

Quality becoming more visible

A focused growth and cash profile with a clearer basis for comparison

- Durable growth supported by backlog and customer expansion
- Higher profitability as the business scales
- Growing cash available for reinvestment and capital returns

KBR

2026 KBR Investor Day 59

Differentiated model with a compelling financial profile

PEER GROUPINGS		PEER FINANCIAL PROFILE: Revenue Growth	Margin %	Cash Conversion	2027E EV / EBITDA
KBR	Proprietary technology + expertise across asset lifecycle	10%+	12%+	85%+	
ADVISORY-LED Stantec | Tetra Tech | WSP	Engineering and advisory focus	MSD	High teens	90%+	9.2x - 14.9x
BROADER LIFECYCLE AECOM | AtkinsRéalis | Jacobs Solutions	Engineering across asset lifecycle	LSD	Mid teens	85%+	7.1x - 12.7x
ENERGY DELIVERY Fluor | Worley	Engineering and services across energy lifecycle	MSD	MSD	90%+	6.0x - 6.6x
DELIVERY + TECHNOLOGY MAIRE | Technip Energies	Project delivery with proprietary technology	HSD	HSD	80%+	3.2x - 6.4x
TECH REFERENCES Honeywell Technologies | Lummus Technology | Topsoe | thyssenkrupp Uhde	Technology licensing and solutions	N/A	N/A	N/A	— Not in valuation set

Source: FactSet median consensus estimates; market data as of October 30, 2026; Financials calendarized to December 31; 2025A-2027E revenue CAGR for Jacobs and Aecom due to limited availability of 2028 estimates; 2026E-2028E for KBR and all other peers.
LSD = low-single-digit; MSD = mid-single-digit; HSD = high-single-digit.

KBR Financial Profile Compares Favorably

KBR
2026 KBR Investor Day 60

61 Contact information 2026 KBR Investor Day Investor Contact Rachael Goldwait Media Contact Caitlin Gardner

62 Footnotes 2026 KBR Investor Day 1 Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA is defined as net income (loss) attributable to KBR, adjusted to exclude net (income) loss from discontinued operations, net of tax, and net income (loss) attributable to noncontrolling interest included in discontinued operations. Further adjustments add back interest expense, other non- operating expense (income), provision for income taxes, depreciation and amortization, and certain discrete items that have been identified by Management as not being reflective of the core operating performance of our business. Certain discrete items include spin-off, acquisition and integration costs, non-cash loss (gain) on legal entity realization, Ichthys commercial dispute costs, and provisions related to exit from Russian commercial projects. Adjusted EBITDA margin is calculated as adjusted EBITDA divided by Revenues. Management believes these measures provide investors with useful information regarding KBR’s core performance. For post-spin KBR, Adjusted EBITDA also excludes net periodic pension benefit as a discrete item. All references to 2026E reflect illustrative implied segment adjusted EBITDA based on consolidated KBR 2026E guidance. 2 Adjusted EBITDA excluding LNG JV excludes the earnings contribution from the Plaquemines LNG joint venture. 3 Repeat business represents revenue from customers for whom KBR has previously performed work, as a percentage of revenue for the stated period. 4 Serviceable Addressable Market (SAM) and estimated global market CAGR reflect KBR’s interpretation and synthesis of external sources. 5 Organic revenue CAGR reflects compound annual revenue growth from 2026E to 2029E and excludes future capital deployment and megaprojects exceeding $1 billion of KBR scope. 6 Recurring JV EBITDA represents the earnings contribution from Brown & Root Industrial Services (BRIS) and other recurring joint ventures included in Adjusted EBITDA, excluding LNG JV. 7 Free cash flow and free cash flow conversion are non-GAAP financial measures. Free cash flow is calculated as cash flows provided by operating activities less capital expenditures. Free cash flow conversion is calculated as free cash flow divided by adjusted net income. Management believes these measures provide investors with useful information regarding KBR’s cash generation and ability to convert earnings into cash. 8 Net leverage is defined as gross debt less cash and cash equivalents, divided by trailing-twelve-month adjusted EBITDA. 9 Qualified pipeline reflects identified potential customer opportunities assessed by KBR. Pipeline is not backlog and does not guarantee awards or future revenue. 10 Book-to-bill (BTB) is bookings divided by consolidated revenue for the same period. Bookings and revenue reflect consolidated results only and exclude the proportionate share of unconsolidated joint ventures. 11 Backlog represents the value of work for which KBR has been selected and that is expected to be completed by consolidated subsidiaries, plus KBR’s proportionate share of work expected to be performed by unconsolidated joint ventures.

Glossary

Financial Terminology

B	Billion
BTB	Book to Bill
CAGR	Compounded Annual Growth Rate
CAPEX	Capital Expenditures
EBITDA	Earnings Before Interest, Tax, Depreciation and Amortization
FCF	Free Cash Flow
JV	Joint Venture
M	Million
OPEX	Operational Expenditures
TTM	Trailing Twelve Months

Industry / Market Terminology

AI	Artificial Intelligence
bpd	barrels per day
BRIS	Brown & Root Industrial Services Joint Venture (JV)
EPCM	Engineering, Procurement, and Construction Management
FEED	Front-End Engineering Design
FID	Final Investment Decision
FPSO	Floating Production, Storage and Offloading
H2ACT℠	Hydrogen (H2) Ammonia Cracking Technology
IP	Intellectual Property
LNG	Liquefied Natural Gas
MSA	Master Service Agreement
MTS	Mission Technology Solutions
NGL	Natural Gas Liquids
O&M	Operations & Maintenance
SAF	Sustainable Aviation Fuel
SAM	Serviceable Addressable Market
STS	Sustainable Technology Solutions
U.K.	United Kingdom
U.S.	United States

KBR

2026 KBR Investor Day 63

Non-GAAP reconciliation

Adjusted EBITDA - Segment

	2021A	2022A	2023A	2024A	2025A	2026E	CAGR	Margin change
Revenues - STS	$1,467	$1,686	$2,134	$2,492	$2,525	$2,900	15%	
Operating income - STS	$(33)	$39	$369	$427	$493			
Net income attributable to noncontrolling interests included in continuing operations	(9)	(3)	(4)	(6)	(7)			
Depreciation and amortization	23	34	37	40	39			
Spin-off, acquisition and restructuring	(3)	(1)	-	3	-			
Non-cash loss (gain) on legal entity realization	7	-	-	-	-			
Ichthys commercial dispute costs	218	143	1	11	-			
Provisions related to exit from Russian commercial projects	-	25	(4)	-	-			
Adjusted EBITDA - STS	**$203**	**$237**	**$399**	**$475**	**$525**	**$550**	**22%**	
Adjusted EBITDA Margin - STS	**13.8%**	**14.1%**	**18.7%**	**19.1%**	**20.8%**	**19.0%**		**~500 bps**
Adjusted EBITDA – STS (excl. LNG JV)	**$203**					**$407**	**15%**	
Adjusted EBITDA Margin – STS (excl. LNG JV)	**13.8%**					**14.0%**		**~27 bps**

The company does not calculate or report net income on a segment basis because certain items, including income taxes, interest expense and certain corporate expenses, are managed on a consolidated basis and are not allocated to the Company's reportable segments. Accordingly, the Company reconciles STS adjusted EBITDA to segment operating income, which management believes is the most directly comparable measure of segment profitability.

The company does not provide reconciliations of non-GAAP financial information to the most comparable GAAP financial measure on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, capital expenditures and acquisition-related expenses without unreasonable effort, which could be material to the company's results computed in accordance with GAAP.

KBR

2026 KBR Investor Day 64

65 Supplemental reconciliation 2026 KBR Investor Day Segment to post-spin KBR accounting baseline 2026E Revenues - STS $2,900 Adjusted EBITDA – STS1 $550 Corporate and MTS shared costs (107) Net periodic pension benefit2 (18) Post-spin KBR Adjusted EBITDA3 $425 Margin % 14.7% 1 Reflects illustrative implied segment Adjusted EBITDA based on consolidated KBR 2026E guidance. The company does not provide reconciliations of Adj. EBITDA to the most comparable GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, and acquisition-related expenses without unreasonable effort, which could be material to the company’s results computed in accordance with GAAP. 2 Reflects removal of the pension benefit included in 2026E STS segment adjusted EBITDA, as the associated pension plan will transfer to Trinzic at separation. 3 Reflects 2026E standalone accounting presentation for post-spin KBR.